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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 5/31/16

Item 1. Schedule of Investments.

Invesco Bond Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2016

invesco.com/us	VK-CE-BOND-QTR-1	05/16	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2016

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–92.72%

Advertising–0.56%

Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/2017	$1,200,000	$1,203,442
Lamar Media Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/01/2026(b)	48,000	50,760
		1,254,202

Aerospace & Defense–0.67%

BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.85%, 12/15/2025(b)	554,000	576,564
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/2018(b)	30,000	30,900
7.75%, 03/15/2020(b)	87,000	86,782
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	79,000	77,617
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/2024	472,000	478,548
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	75,000	76,594
Orbital ATK Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2023	43,000	45,257
TransDigm Inc., Sr. Unsec. Sub. Gtd. Global Notes, 6.50%, 05/15/2025	91,000	92,820
Sr. Unsec. Gtd. Sub. Notes, 6.38%, 06/15/2026(b)	29,000	29,218
		1,494,300

Agricultural & Farm Machinery–0.64%

John Deere Capital Corp., Sr. Unsec. Medium Term Notes, 3.90%, 07/12/2021	1,254,000	1,366,172
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	68,000	57,630
		1,423,802

Agricultural Products–0.03%

US Foods, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/30/2019	59,000	60,623

Airlines–2.13%

Air Canada (Canada), Sec. Gtd. Second Lien Notes, 8.75%, 04/01/2020(b)	30,000	32,588
Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	80,000	84,600

	Principal Amount	Value

Airlines–(continued)

American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 09/22/2023	$515,000	$517,897
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	435,000	452,672
Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 5.25%, 01/15/2024	637,000	664,073
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 01/12/2019	313,453	328,929
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 05/23/2019	266,582	280,411
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Pass Through Ctfs., 4.20%, 11/15/2027(b)	1,415,137	1,266,548
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 05/10/2028(b)	515,000	519,506
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	622,870	624,427
		4,771,651

Alternative Carriers–0.11%

EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	76,000	80,180
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	60,000	61,500
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2026(b)	49,000	49,245
5.38%, 01/15/2024(b)	54,000	55,013
		245,938

Aluminum–0.01%

Kaiser Aluminum Corp., Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2024(b)	31,000	31,961

Apparel Retail–1.28%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	101,000	102,262

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Apparel Retail–(continued)

Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	$90,000	$76,613
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	2,630,000	2,690,649
		2,869,524

Apparel, Accessories & Luxury Goods–0.13%

Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	145,000	145,091
4.88%, 05/15/2026(b)	151,000	151,472
		296,563

Asset Management & Custody Banks–2.69%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	1,215,000	1,260,647
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	355,000	357,871
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 4.75%, 02/15/2023(b)	1,190,000	1,304,729
5.00%, 06/15/2044(b)	1,090,000	1,138,668
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/2043(b)	1,425,000	1,547,632
CommScope Technologies Finance LLC, Sr. Unsec. Notes, 6.00%, 06/15/2025(b)	39,000	39,975
First Data Corp., Sec. Second Lien Notes, 5.75%, 01/15/2024(b)	26,000	26,130
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	37,000	37,277
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	130,000	131,950
NBTY, Inc., Sr. Unsec. Notes, 7.63%, 05/15/2021(b)	20,000	20,500
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	114,000	119,415
RegionalCare Hospital Partners Holdings Inc., Sr. Sec. Gtd. First Lien Notes, 8.25%, 05/01/2023(b)	20,000	20,750
		6,005,544

Auto Parts & Equipment–0.05%

CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(b)	75,000	72,937
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/2021	30,000	30,975
5.50%, 12/15/2024	17,000	16,448
		120,360

	Principal Amount	Value

Automobile Manufacturers–0.54%

Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	$362,000	$360,112
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	532,000	537,777
Hyundai Capital America, Sr. Unsec. Notes, 3.00%, 03/18/2021(b)	300,000	305,007
		1,202,896

Automotive Retail–0.71%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	845,000	930,342
AutoNation, Inc., Sr. Unsec. Gtd. Global Notes, 4.50%, 10/01/2025	636,000	658,652
		1,588,994

Biotechnology–0.51%

Celgene Corp., Sr. Unsec. Global Notes, 5.00%, 08/15/2045	428,000	457,829
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 4.40%, 12/01/2021	611,000	675,989
		1,133,818

Brewers–1.26%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.30%, 02/01/2023	687,000	707,414
4.90%, 02/01/2046	1,897,000	2,119,123
		2,826,537

Broadcasting–0.18%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Sub. Gtd. Global Notes, 7.63%, 03/15/2020	30,000	28,950
Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	47,000	47,470
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	56,000	58,800
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	90,000	92,700
Sirius XM Radio Inc., Sr. Unsec. Notes, 5.38%, 07/15/2026(b)	54,000	54,000
TEGNA, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/2024(b)	40,000	41,700
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	85,000	86,488
		410,108

Building Products–0.25%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	45,000	48,037

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Building Products–(continued)

BMC Stock Holdings, Inc.,Sr. Sec. Gtd. First Lien Notes, 9.00%, 09/15/2018(b)	$89,000	$93,450
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(b)	99,000	104,197
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	42,000	45,885
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	125,000	127,812
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021 (Acquired 03/02/2015; Cost $14,400) (b)	15,000	11,175
NCI Building Systems, Inc.,Sr. Unsec. Gtd. Notes, 8.25%, 01/15/2023(b)	15,000	16,163
Standard Industries Inc., Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	55,000	56,650
6.00%, 10/15/2025(b)	45,000	48,038
		551,407

Cable & Satellite–3.89%

Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	200,000	203,750
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	50,000	50,375
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.13%, 05/01/2023(b)	163,000	165,649
5.75%, 02/15/2026(b)	255,000	262,650
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. First Lien Notes, 4.91%, 07/23/2025(b)	1,257,000	1,347,836
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/2033	860,000	920,358
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	580,000	772,186
Cox Communications, Inc., Sr. Unsec. Notes, 4.70%, 12/15/2042(b)	1,000,000	866,321
6.25%, 06/01/2018(b)	1,300,000	1,383,336
8.38%, 03/01/2039(b)	305,000	357,727
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	85,000	87,762
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	167,000	155,310
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.95%, 04/01/2041	1,193,000	1,519,101
Numericable-SFR S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	200,000	200,000

	Principal Amount	Value

Cable & Satellite–(continued)

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	$200,000	$203,100
Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	200,000	204,125
		8,699,586

Casinos & Gaming–0.16%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	86,000	90,300
Sr. Unsec. Gtd. Notes, 6.38%, 04/01/2026(b)	23,000	23,748
MGM Growth Properties Operating Partnership LP/ MGP Escrow Co- Issuer Inc., LLC, Sr. Unsec. Gtd. Notes, 5.63%, 05/01/2024(b)	24,000	25,320
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	52,000	56,225
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/2022	53,000	60,022
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Global Notes, 9.75%, 09/01/2021	45,000	47,363
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/2022	8,000	8,140
Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	40,000	38,850
		349,968

Catalog Retail–1.55%

QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 4.45%, 02/15/2025	1,040,000	1,014,487
4.85%, 04/01/2024	679,000	680,388
5.45%, 08/15/2034	2,000,000	1,777,313
		3,472,188

Commercial Printing–0.05%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	106,000	109,710

Commodity Chemicals–0.02%

Koppers Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/2019	53,000	54,458

Communications Equipment–0.03%

Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	58,000	63,075

Construction & Engineering–0.42%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	80,000	83,403

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Construction & Engineering–(continued)

Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	$983,000	$856,869
		940,272

Construction Machinery & Heavy Trucks–0.23%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	77,000	79,117
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	115,000	113,706
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	34,000	29,580
6.75%, 06/15/2021	43,000	40,528
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	110,000	78,650
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2022	140,000	145,600
5.38%, 03/01/2025	18,000	18,585
		505,766

Construction Materials–0.04%

Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 01/31/2013-07/28/2014; Cost $102,713) (b)	101,000	81,305

Consumer Finance–1.33%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	950,000	963,063
4.63%, 03/30/2025	631,000	634,944
5.13%, 09/30/2024	17,000	17,616
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	1,300,000	1,362,031
		2,977,654

Diversified Banks–10.18%

Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/2038	765,000	1,052,822
Series AA, Jr. Unsec. Sub. Notes, 6.10% (c)	1,495,000	1,532,375
Series DD, Jr. Unsec. Sub. Notes, 6.30% (c)	440,000	468,600
Series X, Jr. Unsec. Sub. Notes, 6.25% (c)	615,000	630,375
Series Z, Jr. Unsec. Sub. Notes, 6.50% (c)	1,130,000	1,206,275
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	540,000	561,963

	Principal Amount	Value

Diversified Banks–(continued)

Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/2017(b)	$335,000	$353,922
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	535,000	556,162
Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/2025	1,220,000	1,351,181
Series N, Jr. Unsec. Sub. Global Notes, 5.80% (c)	750,000	731,250
Series Q, Jr. Unsec. Sub. Global Notes, 5.95% (c)	545,000	534,781
Series R, Jr. Unsec. Sub. Global Notes, 6.13% (c)	905,000	923,100
Series T, Jr. Unsec. Sub. Global Notes, 6.25% (c)	450,000	466,313
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00% (b)(c)	210,000	257,775
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	1,509,000	1,509,751
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(b)	1,080,000	1,161,754
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/2022	500,000	526,840
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50% (c)	720,000	676,800
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	1,170,000	1,211,637
JPMorgan Chase & Co., Series V, Jr. Unsec. Sub. Global Notes, 5.00% (c)	535,000	520,288
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec. Global Notes, 3.85%, 03/01/2026	425,000	452,820
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50% (b)(c)	775,000	761,437
Societe Generale S.A. (France), Jr. Unsec. Sub. Notes, 6.00% (b)(c)	685,000	630,200
Unsec. Sub. Notes, 4.75%, 11/24/2025(b)	1,330,000	1,349,523
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/2017(b)	350,000	353,813

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	$1,840,000	$2,087,094
Series U, Jr. Unsec. Sub. Global Notes, 5.88% (c)	840,000	903,000
		22,771,851

Diversified Capital Markets–1.78%

Credit Suisse (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	519,000	527,390
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	515,000	504,844
4.88%, 05/15/2045	1,450,000	1,443,242
UBS Group Funding (Jersey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 09/24/2025(b)	1,470,000	1,509,731
		3,985,207

Diversified Chemicals–0.27%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	98,000	88,935
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	519,000	504,183
		593,118

Diversified Metals & Mining–0.74%

Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(b)	35,000	33,600
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.10%, 03/15/2020	79,000	72,779
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.50%, 11/01/2020(b)	3,000	3,075
7.88%, 11/01/2022(b)	520,000	530,400
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	1,156,000	994,160
8.00%, 06/01/2021(b)	14,000	14,350
		1,648,364

Diversified Real Estate Activities–0.23%

Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	520,000	524,997

Diversified REIT’s–1.44%

Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	447,000	430,889
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	881,000	914,478
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 01/30/2026(b)	344,000	350,814

	Principal Amount	Value

Diversified REIT’s–(continued)

W.P. Carey Inc., Sr. Unsec. Notes, 4.00%, 02/01/2025	$1,580,000	$1,515,298
		3,211,479

Drug Retail–1.59%

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	1,081,834	1,214,675
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,449,482	1,576,623
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.45%, 06/01/2026	472,000	472,106
4.65%, 06/01/2046	288,000	292,443
		3,555,847

Electric Utilities–1.75%

Appalachian Power Co., Sr. Unsec. Notes, 4.45%, 06/01/2045	687,000	729,827
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63% (b)(c)	745,000	705,813
Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	1,755,000	1,829,239
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	300,000	311,898
Southern Power Co., Sr. Unsec. Global Notes, 4.15%, 12/01/2025	327,000	341,426
		3,918,203

Electrical Components & Equipment–0.07%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	94,000	93,882
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	35,000	35,438
5.00%, 10/01/2025(b)	35,000	35,408
		164,728

Environmental & Facilities Services–0.08%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	116,000	120,350
GFL Environmental Inc. (Canada), Sr. Unsec. Notes, 9.88%, 02/01/2021(b)	57,000	61,133
		181,483

Forest Products–0.05%

Norbord Inc. (Canada), Sr. Sec. First Lien Notes, 5.38%, 12/01/2020(b)	63,000	65,993
Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	45,000	46,181
		112,174

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Gas Utilities–0.09%

AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/2022	$39,000	$41,291
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	85,000	80,538
Sr. Unsec. Gtd. Notes, 6.75%, 06/15/2023(b)	30,000	27,825
Suburban Propane Partners, L.P./ Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	30,000	29,775
7.38%, 08/01/2021	27,000	28,215
		207,644

General Merchandise Stores–0.30%

Dollar General Corp., Sr. Unsec. Global Notes, 4.15%, 11/01/2025	569,000	606,070
Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(b)	61,000	64,736
		670,806

Gold–0.38%

Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 3.63%, 09/01/2016	861,000	860,750

Health Care Equipment–0.27%

Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 03/15/2045	540,000	601,804

Health Care Facilities–0.49%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Notes, 6.50%, 03/01/2024(b)	25,000	26,188
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	80,935	69,908
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	125,000	135,000
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	52,000	56,517
6.50%, 02/15/2020	250,000	275,375
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	67,000	69,387
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	50,000	51,000
5.88%, 02/15/2026	30,000	31,200
HealthSouth Corp., St. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	34,000	34,510
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(b)	40,000	40,350

	Principal Amount	Value

Health Care Facilities–(continued)

Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	$109,000	$112,542
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 02/01/2020	45,000	44,494
8.00%, 08/01/2020	36,000	36,900
8.13%, 04/01/2022	100,000	101,125
		1,084,496

Health Care REIT’s–1.24%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	994,000	1,017,043
4.25%, 11/15/2023	525,000	537,546
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	1,090,000	1,214,202
		2,768,791

Health Care Services–0.12%

DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	85,000	84,681
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	79,000	80,778
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/2022(b)	21,000	22,953
Sr. Unsec. Notes, 7.13%, 06/01/2024(b)	79,000	81,567
		269,979

Home Entertainment Software–0.27%

Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	575,000	599,732

Home Improvement Retail–0.04%

Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(b)	90,000	80,775

Homebuilding–0.88%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	152,000	134,710
AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/2019	30,000	30,000
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	119,000	103,381
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	70,000	72,713
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	34,000	30,260
Sr. Unsec. Gtd. Notes, 8.00%, 11/01/2019(b)	81,000	56,700

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Homebuilding–(continued)

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	$40,000	$39,950
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,815,000	1,393,888
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	45,000	46,125
7.15%, 04/15/2020	25,000	27,281
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	22,000	22,193
		1,957,201

Hotel and Resort REIT’s–0.80%

Hospitality Properties Trust, Sr. Unsec. Global Notes, 4.25%, 02/15/2021	1,238,000	1,268,858
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	510,000	527,047
		1,795,905

Hotels, Resorts & Cruise Lines–0.36%

Carnival Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/2020	715,000	763,932
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	30,000	32,240
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/2022	17,000	18,020
		814,192

Household Products–0.17%

Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	60,000	62,175
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	100,000	104,750
9.88%, 08/15/2019	100,000	104,125
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	40,000	41,950
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	71,000	72,243
		385,243

Housewares & Specialties–0.87%

Newell Brands Inc., Sr. Unsec. Global Notes, 3.85%, 04/01/2023	553,000	576,343
5.50%, 04/01/2046	920,000	1,057,663
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	300,000	317,421
		1,951,427

	Principal Amount	Value

Independent Power Producers & Energy Traders–0.32%

AES Andres B.V./ Dominican Power Partners/ Empresa Generadora de Electricidad de Itabo (Dominican Repubic), Sr. Unsec. Gtd. Notes, 7.95%, 05/11/2026(b)	$501,000	$507,262
AES Corp. (The), Sr. Unsec. Global Notes, 7.38%, 07/01/2021	71,000	81,472
Sr. Unsec. Notes, 6.00%, 05/15/2026	5,000	5,094
Calpine Corp., Sr. Sec. Gtd. First Lien Notes, 5.88%, 01/15/2024(b)	8,000	8,420
Sr. Unsec. Global Notes, 5.38%, 01/15/2023	47,000	46,295
5.50%, 02/01/2024	38,000	36,955
Red Oak Power LLC, Series A, Sr. Sec. First Lien Ltd. Bonds, 8.54%, 11/30/2019	31,333	31,412
		716,910

Industrial Machinery–0.37%

Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	54,000	40,500
Pentair Finance S.A. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/2021	710,000	751,271
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(b)	27,000	26,561
		818,332

Industrial REIT’s–0.14%

PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	309,000	310,448

Integrated Oil & Gas–2.40%

Exxon Mobil Corp., Sr. Unsec. Global Notes, 2.73%, 03/01/2023	342,000	348,884
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Notes, 4.95%, 07/19/2022(b)	640,000	646,848
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 4.56%, 04/24/2023(b)	640,000	630,200
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 8.38%, 05/23/2021	255,000	252,450
8.75%, 05/23/2026	485,000	462,569
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 1.88%, 05/10/2021	1,216,000	1,199,653
2.88%, 05/10/2026	322,000	318,496
4.00%, 05/10/2046	1,561,000	1,518,378
		5,377,478

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–5.56%

AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	$416,000	$417,357
4.75%, 05/15/2046	606,000	603,571
5.15%, 03/15/2042	1,070,000	1,116,037
6.15%, 09/15/2034	500,000	567,352
Sr. Unsec. Notes, 4.45%, 04/01/2024	365,000	392,499
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	55,000	54,857
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/2019	150,000	168,499
Sr. Unsec. Gtd. Notes, 6.75%, 08/20/2018	225,000	251,103
Frontier Communications Corp., Sr. Unsec. Notes, 8.88%, 09/15/2020(b)	35,000	37,406
10.50%, 09/15/2022(b)	60,000	62,700
11.00%, 09/15/2025(b)	25,000	25,563
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	50,000	51,000
Ooredoo International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 3.38%, 10/14/2016(b)	315,000	316,784
4.75%, 02/16/2021(b)	200,000	218,011
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	90,000	90,900
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	33,000	35,063
6.84%, 04/28/2023	73,000	77,745
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	108,000	113,940
6.63%, 04/01/2023	45,000	47,813
Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024	17,000	17,765
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	660,000	663,300
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	880,000	992,292
7.05%, 06/20/2036	1,165,000	1,463,341
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.52%, 09/15/2048	2,221,000	2,249,982
5.01%, 08/21/2054	672,000	699,795
5.05%, 03/15/2034	1,165,000	1,273,504
5.15%, 09/15/2023	370,000	424,882
		12,433,061

	Principal Amount	Value

Internet Retail–0.38%

Expedia, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2026(b)	$840,000	$846,965

Internet Software & Services–0.34%

Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/2017	730,000	734,496
Match Group, Inc., Sr. Unsec. Bonds, 6.38%, 06/01/2024(b)	23,000	23,575
		758,071

Investment Banking & Brokerage–2.70%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	564,000	580,779
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00% (c)	535,000	619,263
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	565,000	632,334
Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	1,060,000	1,139,446
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	310,000	377,113
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	498,000	575,309
Morgan Stanley, Series J, Jr. Unsec. Sub. Global Notes, 5.55% (c)	985,000	985,000
Stifel Financial Corp., Sr. Unsec. Notes, 3.50%, 12/01/2020	1,119,000	1,119,854
		6,029,098

IT Consulting & Other Services–0.16%

Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	340,000	352,685

Leisure Facilities–0.03%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	55,000	57,475

Leisure Products–0.04%

Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	94,000	98,700

Life & Health Insurance–2.42%

Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	950,000	1,028,989
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	390,000	383,163
Series C, Jr. Unsec. Sub. Global Notes, 5.25% (c)	910,000	914,550

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Life & Health Insurance–(continued)

Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	$1,645,000	$1,800,494
Prudential Financial, Inc., Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	390,000	486,524
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/2024(b)	765,000	789,004
		5,402,724

Life Sciences Tools & Services–0.01%

Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	20,000	20,250

Managed Health Care–0.44%

Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	435,000	470,987
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	483,000	521,406
		992,393

Marine–0.05%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 10/29/2013-07/16/2015; Cost $132,498) (b)	132,000	109,560

Metal & Glass Containers–0.09%

Ball Corp., Sr. Unsec. Gtd. Global Bonds, 5.00%, 03/15/2022	50,000	52,437
Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 6.00%, 10/15/2022(b)	25,000	25,844
Sr. Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	65,000	67,031
Coveris Holding Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(b)	47,000	47,823
		193,135

Movies & Entertainment–1.44%

Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/2021	68,000	70,550
Pinnacle Entertainment, Inc.,Sr. Unsec. Bonds, 5.63%, 05/01/2024(b)	50,000	49,375
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/2018	685,000	747,100
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/2036	675,000	824,285
Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	850,000	933,245
Viacom Inc., Sr. Unsec. Global Deb., 5.85%, 09/01/2043	635,000	605,769
		3,230,324

	Principal Amount	Value

Multi-Line Insurance–2.68%

American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/2019	$1,055,000	$1,278,097
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	1,195,000	1,209,822
4.50%, 07/16/2044	1,485,000	1,428,520
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/2019	1,100,000	1,263,036
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	830,000	816,232
		5,995,707

Multi-Sector Holdings–0.46%

BNSF Railway Co. Pass Through Trust, Series 2015-1, Sr. Sec. First Lien Pass- Through Ctfs., 3.44%, 06/16/2028(b)	1,021,423	1,030,613

Multi-Utilities–0.31%

Enable Midstream Partners L.P., Sr. Unsec. Gtd. Global Notes, 3.90%, 05/15/2024	819,000	696,150

Office REIT’s–0.24%

Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	530,000	542,320

Office Services & Supplies–0.65%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	440,000	455,314
Steelcase, Inc., Sr. Unsec. Global Bonds, 6.38%, 02/15/2021	895,000	1,006,248
		1,461,562

Oil & Gas Equipment & Services–0.39%

Halliburton Co., Sr. Unsec. Global Notes, 3.80%, 11/15/2025	485,000	493,097
Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/2018(b)	365,000	354,052
Weatherford International Ltd., Sr. Unsec. Gtd. Global Notes, 5.13%, 09/15/2020	39,000	31,785
		878,934

Oil & Gas Exploration & Production–3.53%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 4.85%, 03/15/2021	649,000	673,811
5.55%, 03/15/2026	892,000	951,766
6.38%, 09/15/2017	266,000	281,216
6.60%, 03/15/2046	1,177,000	1,309,408
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	92,000	90,160
6.00%, 12/01/2020	122,000	122,000
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	65,000	47,450

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2024	$948,000	$966,437
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	32,000	32,240
5.50%, 04/01/2023	125,000	125,625
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 3.35%, 11/15/2024	961,000	970,557
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	974,000	925,300
7.13%, 04/01/2021	76,000	78,850
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	37,000	26,640
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	100,000	106,500
Hess Corp., Sr. Unsec. Global Notes, 1.30%, 06/15/2017	344,000	343,851
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	77,000	77,192
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 03/15/2022	17,000	15,640
6.88%, 01/15/2023	44,000	40,040
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(b)	53,000	56,180
Pioneer Natural Resources Co., Sr. Unsec. Notes, 5.88%, 07/15/2016	293,000	294,393
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	100,000	93,500
Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	21,000	19,740
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	104,000	108,030
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	17,000	15,640
6.50%, 01/01/2023	29,000	26,680
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	42,000	34,860
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	69,000	62,618
		7,896,324

Oil & Gas Storage & Transportation–3.59%

Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	49,000	45,692
Energy Transfer Partners, L.P., Sr. Unsec. Global Notes, 4.65%, 06/01/2021	324,000	321,385
Sr. Unsec. Notes, 4.75%, 01/15/2026	1,042,000	1,001,203
5.15%, 03/15/2045	725,000	618,718
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 2.85%, 04/15/2021	285,000	288,708
3.90%, 02/15/2024	617,000	640,707
3.95%, 02/15/2027	271,000	279,184

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2024	$840,000	$763,811
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 4.25%, 09/01/2024	516,000	502,749
5.40%, 09/01/2044	955,000	860,508
MPLX LP, Sr. Unsec. Gtd. Notes, 4.88%, 06/01/2025(b)	127,000	120,650
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	300,000	282,839
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	70,000	70,175
Southern Natural Gas Co., L.L.C., Sr. Unsec. Gtd. Notes, 5.90%, 04/01/2017(b)	253,000	260,060
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/2019	225,000	255,986
Targa Resources Partners L.P./ Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	42,000	39,690
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	68,000	69,190
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	40,000	32,200
Tesoro Logistics L.P./ Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/2020	81,000	83,430
6.13%, 10/15/2021	16,000	16,480
6.38%, 05/01/2024	33,000	34,155
Williams Partners L.P., Sr. Unsec. Global Notes, 3.60%, 03/15/2022	1,172,000	1,029,162
Sr. Unsec. Notes, 4.13%, 11/15/2020	447,000	419,342
		8,036,024

Other Diversified Financial Services–0.76%

BOC Aviation Ltd. (Singapore), Sr. Unsec. Notes, 3.00%, 03/30/2020(b)	677,000	684,479
3.88%, 04/27/2026(b)	1,020,000	1,021,442
		1,705,921

Packaged Foods & Meats–0.36%

FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/2020(b)	100,000	103,630
Kraft Heinz Co. (The), Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2046(b)	478,000	486,017
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 01/15/2024(b)	23,000	24,322

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Packaged Foods & Meats–(continued)

Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	$76,000	$79,990
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	100,000	105,750
		799,709

Paper Packaging–0.71%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	38,000	39,520
International Paper Co., Sr. Unsec. Global Notes, 5.15%, 05/15/2046	871,000	913,259
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.25%, 07/16/2024(b)	650,000	642,281
		1,595,060

Paper Products–0.12%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	210,000	207,900
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	57,000	57,855
		265,755

Pharmaceuticals–2.60%

Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	1,440,000	1,447,652
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	942,000	1,451,606
Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/2023(b)	83,000	77,812
9.50%, 10/21/2022(b)	20,000	20,050
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2023(b)	20,000	18,900
Mylan N.V., Sr. Unsec. Gtd. Notes, 3.95%, 06/15/2026(b)	1,294,000	1,284,049
5.25%, 06/15/2046(b)	745,000	744,881
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	41,000	34,338
5.63%, 12/01/2021(b)	93,000	79,515
5.88%, 05/15/2023(b)	20,000	16,950
6.75%, 08/15/2018(b)	20,000	19,650
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	10,000	8,388
Zoetis, Inc., Sr. Unsec. Global Notes, 4.50%, 11/13/2025	563,000	604,312
		5,808,103

Property & Casualty Insurance–1.16%

Allstate Corp. (The), Unsec. Sub. Global Deb., 5.75%, 08/15/2053	885,000	913,763

	Principal Amount	Value

Property & Casualty Insurance–(continued)

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/2037(b)	$530,000	$580,350
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	600,000	695,707
XLIT Ltd. (Ireland), Unsec. Sub. Gtd. Bonds, 5.50%, 03/31/2045	415,000	404,708
		2,594,528

Railroads–0.65%

Burlington Northern Santa Fe, LLC, Sr. Unsec. Global Deb., 3.00%, 04/01/2025	517,000	534,558
4.15%, 04/01/2045	869,000	907,714
		1,442,272

Regional Banks–1.30%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	80,000	82,000
5.00%, 08/01/2023	125,000	127,812
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	660,000	694,823
Series J, Jr. Unsec. Sub. Notes, 4.90% (c)	560,000	490,700
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	340,000	395,430
SunTrust Banks, Inc., Jr. Unsec. Sub. Notes, 5.63% (c)	730,000	733,650
SVB Financial Group, Sr. Unsec. Global Notes, 3.50%, 01/29/2025	395,000	391,506
		2,915,921

Reinsurance–0.33%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	685,000	731,856

Renewable Electricity–0.21%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	454,000	465,543

Residential REIT’s–0.44%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	940,000	980,207

Restaurants–0.66%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	1,347,000	1,395,828
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	71,000	77,124
		1,472,952

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Retail REIT’s–0.27%

Realty Income Corp., Sr. Unsec. Notes, 3.25%, 10/15/2022	$600,000	$602,164

Semiconductors–0.25%

Micron Technology, Inc., Sr. Unsec. Notes, 5.25%, 08/01/2023(b)	50,000	42,750
5.25%, 01/15/2024(b)	15,000	12,675
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	489,000	513,450
		568,875

Sovereign Debt–1.54%

Argentine Republic Government International Bond (Argentina), Sr. Unsec. Notes, 6.25%, 04/22/2019(b)	941,000	985,227
6.88%, 04/22/2021(b)	858,000	900,900
7.50%, 04/22/2026(b)	419,000	440,788
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	638,000	644,380
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.25%, 04/06/2026	477,000	478,192
		3,449,487

Specialized Consumer Services–0.04%

ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	91,000	95,550

Specialized Finance–3.21%

Air Lease Corp., Sr. Unsec. Global Notes, 3.38%, 06/01/2021	825,000	833,766
3.88%, 04/01/2021	995,000	1,029,701
Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	140,000	143,850
5.50%, 02/15/2022	5,000	5,313
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	515,000	550,406
5.88%, 08/15/2022	81,000	88,265
Sr. Unsec. Notes, 8.25%, 12/15/2020	90,000	105,919
Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,080,000	1,202,909
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	550,000	563,210
4.88%, 02/15/2024	1,855,000	2,073,896
5.25%, 07/15/2044	425,000	490,093
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	80,000	82,800
		7,170,128

	Principal Amount	Value

Specialized REIT’s–1.81%

Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	$1,215,000	$1,314,821
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	99,000	105,435
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	608,000	596,363
7.75%, 07/15/2020	1,384,000	1,597,475
Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2022	295,000	317,436
Equinix Inc., Sr. Unsec. Notes, 5.38%, 04/01/2023	20,000	20,725
5.88%, 01/15/2026	49,000	51,205
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	50,000	52,250
		4,055,710

Specialty Chemicals–0.13%

GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	60,000	66,825
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	69,000	73,485
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	100,000	102,250
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	42,000	43,838
		286,398

Steel–0.09%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.25%, 08/05/2020	66,000	68,970
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2024	100,000	103,750
United States Steel Corp., Sr. Sec. First Lien Notes, 8.38%, 07/01/2021(b)	23,000	23,805
		196,525

Technology Distributors–0.22%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	485,000	492,557

Technology Hardware, Storage & Peripherals–1.30%

Diamond 1 Finance Corp./ Diamond 2 Finance Corp., Sr. Sec. First Lien Notes, 6.02%, 06/15/2026(b)	1,561,000	1,578,819
8.35%, 07/15/2046(b)	466,000	474,105
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	565,000	436,815
5.75%, 12/01/2034	505,000	361,075

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Technology Hardware, Storage & Peripherals–(continued)

Western Digital Corp., Sr. Sec. Gtd. Notes, 7.38%, 04/01/2023(b)	$45,000	$47,011
		2,897,825

Trading Companies & Distributors–0.35%

AerCap Ireland Capital Ltd./ AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	265,000	265,165
4.63%, 10/30/2020	150,000	155,719
5.00%, 10/01/2021	230,000	241,069
HD Supply, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2024(b)	19,000	19,784
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	42,000	41,422
Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	50,000	51,875
		775,034

Trucking–0.21%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/2022(b)	42,000	39,270
6.38%, 04/01/2024(b)	65,000	62,725
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/2019	37,000	37,601
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	90,000	91,350
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.45%, 11/15/2021	237,000	242,580
		473,526

Wireless Telecommunication Services–1.33%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	620,000	605,945
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	565,000	665,604
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	200,000	217,046
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	1,215,000	1,363,721
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	60,000	62,475
9.00%, 11/15/2018(b)	60,000	63,900
		2,978,691
Total U.S. Dollar Denominated Bonds and Notes (Cost $200,525,904)		207,363,946

		Shares	Value

Preferred Stocks–2.30%

Asset Management & Custody Banks–0.11%

State Street Corp. Series D, 5.90% Pfd.		8,800	$247,456

Investment Banking & Brokerage–1.60%

Goldman Sachs Group, Inc. (The) Series J, 5.50% Pfd.		20,000	518,000
Morgan Stanley Series E, 7.13% Pfd.		65,000	1,935,050
Morgan Stanley Series F, 6.88% Pfd.		40,000	1,129,600
			3,582,650

Regional Banks–0.40%

PNC Financial Services Group, Inc. (The) Series P, 6.13% Pfd.		30,000	895,800

Reinsurance–0.19%

Reinsurance Group of America, Inc. 6.20% Unsec. Sub. Pfd.		14,000	412,860
Total Preferred Stocks (Cost $4,440,000)			5,138,766

		Principal Amount

U.S. Treasury Securities–1.51%

U.S. Treasury Bills–0.12%

0.45%, 11/17/2016(d)(e)		$275,000	274,445

U.S. Treasury Notes–0.64%

1.38%, 05/31/2021		200,300	200,386
1.63%, 05/31/2023		1,011,100	1,008,896
1.63%, 05/15/2026		229,900	225,433
			1,434,715

U.S. Treasury Bonds–0.75%

2.50%, 02/15/2046		1,721,100	1,669,899
Total U.S. Treasury Securities (Cost $3,368,196)			3,379,059

Non-U.S. Dollar Denominated Bonds & Notes–0.26%(f)

Asset Management & Custody Banks–0.05%

Alliance Automotive Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 6.25%, 12/01/2021(b)	EUR	100,000	119,432

Casinos & Gaming–0.05%

Cirsa Funding Luxembourg S.A. (Spain), Sr. Unsec. Gtd. Bonds, 5.75%, 05/15/2021(b)	EUR	100,000	114,941

Food Retail–0.05%

Labeyrie Fine Foods S.A.S. (France), Sr. Sec. Gtd. First Lien Notes, 5.63%, 03/15/2021(b)	EUR	100,000	117,207

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

		Principal Amount	Value

Hotels, Resorts & Cruise Lines–0.04%

Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/2017	GBP	50,000	$76,766

Movies & Entertainment–0.07%

Entertainment One Ltd. (Canada), Sr. Sec. Gtd. First Lien Bonds, 6.88%, 12/15/2022(b)	GBP	100,000	153,166
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $570,937)			581,512

Municipal Obligations–0.18%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057 (Cost $319,500)		$300,000	390,639

	Shares	Value

Money Market Funds–2.32%

Liquid Assets Portfolio –Institutional Class, 0.44% (g)	2,597,248	$2,597,248
Premier Portfolio –Institutional Class, 0.39% (g)	2,597,248	2,597,248
Total Money Market Funds (Cost $5,194,496)		5,194,496

TOTAL INVESTMENTS–99.29% (Cost $214,419,033)		222,048,418
OTHER ASSETS LESS LIABILITIES–0.71%		1,588,962
NET ASSETS–100.00%		$223,637,380

Investment Abbreviations:

Ctfs.	—Certificates

Deb.	—Debentures

EUR	—Euro

GBP	—British Pound

Gtd.	—Guaranteed

Jr.	—Junior

Pfd.	—Preferred

RB	—Revenue Bonds

REGS	—Regulation S

REIT	—Real Estate Investment Trust

Sec.	—Secured

Sr.	—Senior

Sub.	—Subordinated

Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2016 was $58,381,416, which represented 26.11% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(f)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent

                                 Invesco Bond Fund

A.	Security Valuations – (continued)

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized

                                 Invesco Bond Fund

E.	Forward Foreign Currency Contracts – (continued)

gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of

                                 Invesco Bond Fund

G.	Swap Agreements – (continued)

default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

H.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

   The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Bond Fund

	Level 1	Level 2	Level 3	Total
Equity Securities	$10,333,262	$—	$—	$10,333,262
U.S. Treasury Securities	—	3,379,059	—	3,379,059
Corporate Debt Securities	—	203,914,459	—	203,914,459
Municipal Obligations	—	390,639	—	390,639
Foreign Debt Securities	—	581,512	—	581,512
Foreign Sovereign Debt Securities	—	3,449,487	—	3,449,487
	10,333,262	211,715,156	—	222,048,418
Forward Foreign Currency Contracts*	—	(3,531)	—	(3,531)
Futures Contracts*	(85,948)	—	—	(85,948)
Swap Agreements*	—	(59,841)	—	(59,841)
Total Investments	$10,247,314	$211,651,784	$—	$221,899,098
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2016:

	Value

Risk Exposure/ Derivative Type(a)	Assets	Liabilities
Credit risk:
Swap agreements	$ —	$(59,841)
Currency risk:
Forward foreign currency contracts	3,614	(7,145)
Interest rate risk:
Futures contracts	24,218	(110,166)
Total	$ 27,832	$(177,152)

(a)	Includes cumulative appreciation (depreciation) of swap agreements, forward foreign currency contracts and futures contracts.

Effect of Derivative Investments for the three months ended May 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$ —	$ —	$ (16,464)
Currency risk	13,167	—	—
Interest rate risk	—	(5,863)	—
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	—	—	6,448
Currency risk	(22,234)	—	—
Interest rate risk	—	(97,164)	—
Total	$ (9,067)	$(103,027)	$ (10,016)

                                 Invesco Bond Fund

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$598,305	$59,152,511	$2,500,000

Open Forward Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
06/10/2016	CIBC World Markets Corp.	EUR	202,692	USD	229,206	$225,592	$3,614
06/10/2016	Goldman Sachs International	EUR	205,700	USD	226,197	228,939	(2,742)
06/10/2016	Citigroup Global Markets Inc.	GBP	146,684	USD	208,064	212,467	(4,403)
Total Forward Foreign Currency Contracts—Currency Risk							$(3,531)

Currency Abbreviations:

EUR — Euro	GBP — British Pound Sterling	USD — U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	51	September-2016	$11,113,219	$3,875
U.S. Treasury 5 Year Notes	Long	188	September-2016	22,582,031	8,365
U.S. Treasury 10 Year Notes	Short	84	September-2016	(10,893,750)	(27,106)
U.S. Treasury 30 Year Bonds	Long	19	September-2016	3,102,938	11,978
U.S. Treasury Ultra Bonds	Short	58	September-2016	(10,157,250)	(83,060)
Total Futures Contracts—Interest Rate Risk					$(85,948)

Open Over-The-Counter Credit Default Swap Agreements—Credit Risk

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/2017	0.36%	$(2,500,000)	$43,030	$(59,841)
(a)	Implied credit spreads represent the current level as of May 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2016 was $62,574,409 and $65,199,343, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $51,000,027 and $50,527,023, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,131,500
Aggregate unrealized (depreciation) of investment securities	(2,973,853)
Net unrealized appreciation of investment securities	$7,157,647
Cost of investments for tax purposes is $214,890,771.

                                 Invesco Bond Fund

Item 2.	Controls and Procedures.

(a)	As of May 25, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 25, 2016, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 29, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 29, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 29, 2016

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.